EXHIBIT 99.3
INTRODUCTION TO ANNUAL PRO FORMA
FINANCIAL STATEMENTS
(Unaudited)

Introduction

The following annual pro forma balance sheet, annual pro forma statement of operations, and explanatory notes give effect to the exchange of stock and reverse merger between Extreme Mobile Coatings, Inc. (“Extreme”) and Falcon Media Services, Ltd. (“Falcon”), and are unaudited.

The annual pro forma balance sheet, annual pro forma statement of operations, and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The annual pro forma balance sheet and the annual pro forma statement of operations have been prepared utilizing the historical financial statements of Falcon and Extreme and should be read in conjunction with the historical financial statements and notes thereto.

The annual pro forma balance sheet and statement of operations have been prepared as if the exchange of stock and reverse merger had been consummated on January 01, 2007, and carried through to December 31, 2007.

This annual pro forma financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the exchange of stock and reverse merger occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

FALCON MEDIA SERVICES, LTD.
(A Development Stage Company)
Annual Pro Forma Balance Sheet
As of December 31, 2007
(Unaudited)

	Falcon	Extreme
	Media	Mobile
	Services, Ltd.	Coatings, Inc.	Pro Forma
	01/31/08	12/31/07	Adjustments		Pro Forma
ASSETS
Current Assets:

Cash in bank	$1,080	$9,057	$-		$10,137
Prepaid expenses	53,667	-	-		53,667

Total current assets	54,747	9,057	-		63,804

Property and Equipment:

Office and computer equipment	-	5,514	-		5,514
Less - Accumulated depreciation	-	(539)	-		(539)

Net property and equipment	-	4,975	-		4,975

Other Assets:

License agreement, net	-	49,502	-		$49,502
Servicemark, net	-	974	-		974

Total other assets	-	50,476	-		50,476

Total Assets	$54,747	$64,508	$-		$119,255

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:

Current portion of long-term debt	$-	$71,280	$-		$71,280
Accounts payable - Trade	-	12,500	-		12,500
Accrued liabilities	1,500	13,636	-		15,136
Due to related parties	16,234	27,280	-		43,514
Due to unrelated party	7,647	-	-		7,647

Total current liabilities	25,381	124,696	-		150,077

Long-term Debt, less current portion:

Bank loan	-	284,506	-		284,506

Total long-term debt	-	284,506	-		284,506

Total liabilities	25,381	409,202	-		434,583

Commitments and Contingencies

Stockholders' Equity (Deficit):

Common stock	4,410	12,891	13,505	(1)	17,915
			(12,891)	(2)
Additional paid-in capital	137,935	64,032	(113,593)	(2)	88,374
(Deficit) accumulated during the development stage	(111,317)	(421,617)	111,317	(2)	(421,617)
Other accumulated comprehensive (loss)	(1,662)	-	1,662	(2)	-

Total Stockholders' Equity (Deficit)	29,366	(344,694)	-		(315,328)

Total Liabilities and Stockholders' Equity (Deficit)	$54,747	$64,508	$-		$119,255

FALCON MEDIA SERVICES, LTD.
(A Development Stage Company)
Annual Pro Forma Statement of Operations
For the Year Ended December 31, 2007
(Unaudited)

	Falcon	Extreme
	Media	Mobile
	Services, Ltd.	Coatings, Inc.	Pro Forma
	01/31/08	12/31/07	Adjustments		Pro Forma

Revenues	$-	$-	$-		$-

Expenses:
General and administrative	41,158	40,198	(41,158)	(2)	40,198
Depreciation and amortization	-	2,977	-		2,977

Total expenses	41,158	43,175	(41,158)		43,175

(Loss) from operations	(41,158)	(43,175)	41,158		(43,175)

Other Income (Expense)
Interest expense	-	(21,641)	-		(21,641)
Loss on asset purchase agreement	-	(356,801)	-		(356,801)

Total other Income (Expense)	-	(378,442)	-		(378,442)

Provision for income taxes	-	-	-		-

Net (loss)	(41,158)	(421,617)	41,158		(421,617)

Other comprehensive (loss):
Foreign currency translation	(321)	-	321	(2)	-

Comprehensive (loss)	$(41,479)	$(421,617)	$41,479		$(421,617)

Net Loss Per Share - Basic and Diluted	$(0.57)	$(0.03)			$(0.03)

Weighted Average Shares Outstanding	72,488	12,891,218	13,505,085	(1)	13,577,573

Notes:
            60;
(1)	To record the issuance of 13,505,085 shares of common stock by Falcon Media Services, Ltd. for 100% of the outstanding shares of Extreme Mobile Coatings, Inc.

(2)	To record the recapitalization of Falcon Media Services, Ltd. based on the share exchange agreement and reverse merger with Extreme Mobile Coatings, Inc.

INTRODUCTION TO INTERIM PRO FORMA
FINANCIAL STATEMENTS
(Unaudited)

Introduction

The following interim pro forma balance sheet, interim pro forma statement of operations, and explanatory notes give effect to the exchange of stock and reverse merger between Extreme Mobile Coatings, Inc. (“Extreme”) and Falcon Media Services, Ltd. (“Falcon”), and are unaudited.

The interim pro forma balance sheet, interim pro forma statement of operations, and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The interim pro forma balance sheet and the interim pro forma statement of operations have been prepared utilizing the historical financial statements of Falcon and Extreme and should be read in conjunction with the historical financial statements and notes thereto.

The interim pro forma balance sheet and interim statement of operations have been prepared as if the exchange of stock and reverse merger had been consummated on January 01, 2008, and carried through to June 30, 2008.

This interim pro forma financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the exchange of stock and reverse merger occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

FALCON MEDIA SERVICES, LTD.
(A Development Stage Company)
Interim Pro Forma Balance Sheet
As of June 30, 2008
(Unaudited)
	Falcon	Extreme
	Media	Mobile
	Services, Ltd.	Coatings, Inc.	Pro Forma
	4/30/08	06/30/08	Adjustments		Pro Forma
ASSETS
Current Assets:

Cash in bank	$1,080	$29,435	$-		$30,515
Accounts receivable - Trade	-	1,000	-		1,000
Prepaid expenses	37,567	-	-		37,567

Total current assets	38,647	30,435	-		69,082

Property and Equipment:

Office and computer equipment	-	7,336	-		7,336
Trailer	-	30,000	-		30,000
Less - Accumulated depreciation	-	(2,546)	-		(2,546)

Net property and equipment	-	34,790	-		34,790

Other Assets:

License agreement, net	-	48,181	-		48,181
Servicemark, net	-	875	-		875
Security deposit	-	3,330	-		3,330
Total other assets	-	52,386	-		52,386

Total Assets	$38,647	$117,611	$-		$156,258

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:

Current portion of long-term debt	$-	$74,364	$-		$74,364
Accounts payable - Trade	-	52,969	-		52,969
Accrued liabilities	3,000	33,656	-		36,656
Due to related parties	16,169	60,268	-		76,437
Promissory note - XIOM Corp. - Related party	-	108,500	-		108,500
Due to unrelated party	7,616	-	-		7,616

Total current liabilities	26,785	329,757	-		356,542

Long-term Debt, less current portion:

Bank loan	-	252,696	-		252,696

Total long-term debt	-	252,696	-		252,696

Total liabilities	26,785	582,453	-		609,238

Commitments and Contingencies

Stockholders' Equity (Deficit):

Common stock	4,410	12,891	13,505	(1)	17,915
			(12,891)	(2)
Additional paid-in capital	137,935	64,032	(131,097)	(2)	70,870
(Deficit) accumulated during the development stage	(128,916)	(541,765)	128,916	(2)	(541,765)
Other accumulated comprehensive (loss)	(1,567)	-	1,567	(2)	-

Total Stockholders' Equity (Deficit)	11,862	(464,842)	-		(443,822)

Total Liabilities and Stockholders' Equity (Deficit)	$38,647	$117,611	$-		$156,258

FALCON MEDIA SERVICES, LTD.
(A Development Stage Company)
Interim Pro Forma Statement of Operations
For the Six Months Ended June 30, 2008
(Unaudited)

	Falcon	Extreme
	Media	Mobile
	Services, Ltd.	Coatings, Inc.	Pro Forma
	04/30/08	06/30/08	Adjustments		Pro Forma

Revenues	$-	$1,000	$-		$1,000

Expenses:
General and administrative	27,656	99,212	(27,656)	(2)	99,212
Depreciation and amortization	-	3,427	-		3,427

Total expenses	27,656	102,639	(27,656)		102,639

(Loss) from operations	(27,656)	(101,639)	27,656		(101,639)

Other Income (Expense)
Interest expense	-	(18,509)	-		(18,509)
Loss on asset purchase agreement	-	-	-		-

Total other Income (Expense)	-	(18,509)	-		(18,509)

Provision for income taxes	-	-	-		-

Net (loss)	(27,656)	(120,418)	27,656		(120,418)

Other comprehensive (loss):
Foreign currency translation	411	-	(411)	(2)	-

Comprehensive (loss)	$(27,245)	$(120,418)	$27,245		$(120,418)

Net Loss Per Share - Basic and Diluted	$(0.01)	$(0.01)			$(0.01)

Weighted Average Shares Outstanding	4,409,600	12,891,218	13,505,085	(1)	17,914,685

Notes:
(1)	To record the issuance of 13,505,085 shares of common stock by Falcon Media Services, Ltd. for 100% of the outstanding shares of Extreme Mobile Coatings, Inc.

(2)	To record the recapitalization of Falcon Media Services, Ltd. based on the share exchange agreement and reverse merger with Extreme Mobile Coatings, Inc.